Exhibit 10.53

DEMAND PROMISSORY NOTE

$350,000                                                                           Date: December 2, 2010

FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of Warren Breslow, the sum of Three Hundred Fifty Thousand Dollars and no/100 ($350,000.00), together with interest of 10% per annum on the unpaid balance.

The entire principal and any accrued interest shall be fully and immediately payable UPON DEMAND of any holder thereof.

”Borrower”

Aura Systems, Inc.

____________________
Melvin Gagerman
Chief Executive Officer

Dated: December 2, 2010